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Commvault Systems, Inc.
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COMMVAULT®

COMMVAULT | Be ready

Investor Presentation

July 2020

Legal Disclosures

Additional Information
Commvault has filed a proxy statement and proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting"). COMMVAULT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Commvault with the SEC without charge from the SEC's website at www.sec.gov.

Certain Information Regarding Participants
Commvault, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Commvault's stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, can be found in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge through the SEC's website at www.sec.gov.

Safe Harbor Statement
This document may contain forward-looking statements, including statements regarding financial projections, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of software products and related services, general economic conditions, outcome of litigation and others. For a discussion of these and other risks and uncertainties affecting Commvault's business, see Commvault's filings with the SEC, including those discussed in Commvault's most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC's website at www.sec.gov. Statements regarding Commvault's beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from anticipated results. Commvault does not undertake to update its forward-looking statements. The development and timing of any product release as well as any of its features or functionality remain at our sole discretion.

Who we are

A leading provider of data protection and information management software solutions enabling customers to “cloud responsibly”

- We help our clients protect, store, manage and use their data on-prem or in the cloud by providing:
  - Protection and data management software
  - IT security and compliance
  - Designing, implementing and monitoring data management systems
- Our software, products, and consulting and support services are sold by a worldwide, multi-channel distribution network, including our own sales force
- Our 12,000+ registered customers include large global enterprises, small and medium sized businesses, and government agencies
  - Banking, insurance and financial services, healthcare, pharmaceuticals and medical services, technology, legal, manufacturing, utilities and energy

Key differentiators

1. **Single platform architecture** reduces complexity and costs for our customers and is scalable
2. 20+ year history as an **innovation and technology leader**
3. We serve **large markets** with significant headroom for growth
4. Loyal and growing **customer base with strong renewal rates**

* sales force and customer count data as of June 30, 2020

New Jersey, USA
headquarters

~2,500
employees

5 state of the art development centers
across the United States and India

Global sales and operating footprint
40+ countries across North America, Europe, Asia and Australia

$1B
invested in R&D

~900
active patents

>11exabytes
data under management

8 consecutive years as a Leader in the Gartner Magic Quadrant for Data Center Backup and Recovery Solutions

Our customers

- NASA
- AstraZeneca
- GEICO
- McDonald's
- Johns Hopkins
- Dow Jones
- Microsoft

~90%
maintenance renewal rate

~9 year
average life

$671 million
Revenue

13% EBIT
Non-GAAP Margin


Americas
58%
EMEA
29%
APJ
13%

*data as of June 30, 2020

Transformation underway

Meaningful, positive changes in leadership, strategic direction and governance

- 7 new independent directors, including appointment of new independent Chairman
- New world-class President and CEO
- 6 new members of global leadership team including in areas of sales, marketing, development, operations, product management, and HR
- Changes to operating priorities and go-to-market strategy
- Enhanced ESG and compensation practices
- Redoubled commitment to increasing diversity at all levels of the organization

> "The industry's most successful people are recognizing the opportunity ahead of us. We're focused on the needs of our partners and customers and our objectives are clear – simplify, innovate and execute. This is a new Commvault."

Sanjay Mirchandani,
appointed President and CEO February 2019

Highly-qualified directors with relevant skills, experience

Refreshed board. Eight directors appointed since 2018 to bring fresh views, balanced with longer-tenured directors bring strong institutional knowledge

Deep expertise and diverse skills. Extensive experience with technology and information systems, innovation, global business, operations, finance, and marketing

Increasing diversity. Three women directors on the board today, up from zero in 2017

NEW

Nicholas Adamo
Chairman
Proven technology sales, operating leader; 20+ year senior executive at Cisco Systems, including managing $26B sales Americas region

NEW

Sanjay Mirchandani
President and CEO
Significant expertise in IT transformation, cloud, multi-cloud applications; Record growing global tech operations; Senior leader at Puppet, VMware, EMC, Microsoft

NEW

Martha Bejar
Software, cloud and ICT industry veteran; Former CEO of Unium, Flow Mobile, Wipro Infocrossing; Former/current director of Polycom, Mitel / Centurylink, Sportsman's Warehouse, Quadient

NEW

Todd Bradley
Extensive finance, digital, marketing, technology and software experience; Former Chairman and CEO of Mozido, President of Tibco Software and held various leadership roles at HP


Keith Geeslin
Comp Com Chair
Private equity and venture capital executive focusing on technology; Experience evaluating businesses and assessing strategy; Director of Synaptics

NEW

YY Lee
Experienced enterprise software technology executive; Expertise in strategic planning, operations in data analytics and SaaS space; Former CEO and COO of FirstRain, GM Cadence Design Systems, Founder Aqueduct Software

NEW

Charles Moran
Deep insight into IT buying decisions for enterprise customers; extensive SaaS/cloud, sales and marketing leadership experience. Founder and former CEO, Chair of Skillsoft; former CEO of NETg; former CFO and COO of Softdesk

NEW

Allison Pickens
Significant experience driving growth and strategic transformation initiatives at SaaS companies. Former COO of Gainsight with prior experience at Bain Capital Private Equity, Boston Consulting Group

NEW

Arlen Shenkman
Operating Com Chair
Substantial leadership experience in SaaS, cloud and enterprise application software. Current EVP and CFO of Citrix Systems. Previously served as CFO of SAP North America.


Gary Smith
Nom Gov Com Chair
Sales, marketing, operations executive in IT and software industries; Current CEO & Director of Ciena, a systems, services, software company; Member of NSTAC


David Walker
Audit Com Chair
Financial expert and experienced public-company director; Former global accounting firm partner and university leader; Current director at CoreLogic and Chico's FAS

Sanjay Mirchandani

Appointed President and CEO in February 2019



Previous Executive Experience

- Puppet, **CEO**: expanded the Company's global presence and grew the user base to more than 40,000 companies, including 75 percent of the Fortune 100
- VMWare, **Senior Vice President & General Manager**: led strategy and business development for APJ operations
- EMC, **Chief Information Officer**: drove operational excellence and business agility to support the ever-evolving needs of the Company and its 53,000+ employees
- Microsoft: More than a decade in global leadership roles

Board Experience

- In addition to Commvault, serves on the Boards of Datameer and Drew University

Education

- Earned bachelor's degree in computer science and math from Drew University and MBA from University of Pittsburgh

New leadership team

Expertise needed to drive transformation and deliver on "simplify, innovate, execute" operating priorities

Half of the senior leadership team has been refreshed with experienced and high-performing executives since the beginning of 2019



Brian Carolan
CFO
FY'20
Martha Delehanty
Chief People Officer
FY'20
Riccardo Di Blasio
CRO
Warren Mondschein
General Counsel
FY'20
Sandra Hamilton
Customer Success
FY'20
Tom Broderick
Strategy
Chris Powell
CMO
Rajiv Kottomtharayil
Chief Product Officer
FY'20
Avinash Lakshman
Storage Technologies
Brian Brockway
CTO
FY'21
Manoj Nair
Metallic GM
Gary Merrill
Business Operations
Technology leaders

Transforming the #newcommvault for FY'21

Positioning for growth and long-term value creation

- Extend category leadership in Intelligent Data Management
- Re-tool and improve our go-to-market approach
- Accelerate the shift to subscription
- Attack key adjacencies

Significant alignment with post-COVID priorities



New priorities
Pre-crisis priorities
Acceleration
(% for which item became higher priority during the crisis vs. before COVID-19¹)
New priorities seeing temporary boosts
New priorities that are here to stay
Pre-crisis priorities which slow in the new normal
Structural: well-established trends that will remain important
Reducing CapEx outlays
Supporting supply chain continuity
Digitizing sales & marketing
Democratizing data
Remote work experience
Security for remote work
Data protection
Apps for worker productivity
Cloud migration
Innovation + automation
Customer-facing apps
Lower rebound priority
Longevity
(% rank major priority 12-24 months from now)
Major rebound priority

From BCG Report: Mapping the state of IT demand, IT Buyers Survey on COVID-19. May 2020
https://www.bcg.com/publications/2020/how-covid-19-is-shifting-big-it-spend.aspx.

Making progress on subscription & utility model transition


>4x Growth
436
1,161
1,805
Q4'18
Q4'19
Q4'20
Subscription and Utility Customers
>40%
% Subscription & Utility
<10%
FY'17
FY'18
FY'19
FY'20
Subscription & Utility Revenue as % Total Software Revenue
65% CAGR
$54
$105
$147
Q4'18
Q4'19
Q4'20
Annual Contract Value "ACV"

Capital allocation approach

FY'15-FY'20, Commvault generated
~$500M of Free Cash Flow[1]

Capital allocation aimed at supporting financial strength and ability to sustain the business and make value-creating investments, even in a challenging environment.



Investing in Innovation
>900 patents
Share Repurchases
>125% of cumulative FCF returned
Strategic M&A
TAM expansion

1 See Appendix for a non-GAAP Free Cash Flow reconciliation

An engaged board open to feedback and responsive to shareholders

Continuing and increasing commitment to shareholder engagement. Our ongoing shareholder engagement efforts include directors as well as members of management and are timed to give us the opportunity to incorporate feedback into upcoming year discussions and planning

- Outreach to top 20 shareholders (60% of outstanding common stock) to engage on proxy related matters
- **September 2019 –** Follow-up outreach to top 40 shareholders (76% of outstanding common stock) for discussion of proxy voting results, including Say on Pay

Board refreshment. Appointed seven new independent directors since 2018, including five who were appointed in agreement with two of the Company's largest shareholders

Proxy access. In 2019, Commvault implemented a "proxy access" provision in its bylaws in response to shareholder engagement

Separated roles of CEO and Board Chair. In 2019, upon appointment of new President and CEO and the retirement of Commvault's former CEO, we split the roles of CEO and Board Chair, and appointed a new independent director Chair

Board diversity. In late 2017, Commvault modified its diversity policy to expressly reference gender and race as board diversity considerations; subsequent director appointments reflect this

De-staggering Proposal. The Board has recommended the elimination of our classified Board structure, which, if approved, would be implemented over the next three years

Operating Committee. In 2020, we agreed to create a new Operating Committee to oversee the Company's budgeting process and to establish margin targets and a balanced capital allocation policy for the Company

CEO compensation – Pay for performance

$ in 000's except stock price


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$70
$60
$50
$40
$30
$20
$10
$-
FY'16
FY'17
FY'18
FY'19 Outgoing CEO
FY'20 New CEO
Base Salary
Incentive Compensation
Other
Equity Awards
Average Stock Price

FY'19 equity awards represent $12 million of modification expense for our former CEO's stock options and awards

- 2020 CEO compensation is the first run-rate year for our new CEO
- Magnitude of compensation in FY2020 is below levels in recent years, following new-hire grant package made in FY2019
- 63% of total 2020 CEO pay is performance-based, with 55% being both performance-based and long-term

Acting on commitment to diversity & inclusion

Increased diversity on board and leadership team

- Three of our most recent additions to the Board are women
  - Vivie “YY” Lee appointed February 2018
  - Martha Bejar appointed July 2018
  - Allison Pickens appointed June 2020
- Two of our most recent additions to senior leadership team are women
  - Sandy Hamilton appointed VP of Customer Success May 2019
  - Martha Delehanty appointed Chief People Officer March 2020

Established dedicated role and appointed leader to oversee D&I initiatives

- Orly Lynn appointed our first Head of Inclusion & Diversity in October 2019
  - Recently named to the Top 50 Most Influential Diversity Stars of 2020
- Since appointment:
  - Conducted first company-wide diversity & inclusion survey
  - Launched employee resource groups focused on LGBTQ, veterans and multicultural; join existing Women in Tech ERG
  - Increased awareness initiatives and events including celebration of Black History Month, International Women’s Day, and more

Acting on environmental, social and governance (ESG) commitments

Example sustainability efforts

- Product reduces the carbon footprint of data – deduplication, cloud storage and other features enable customers to reduce storage costs and energy usage for their own ESG initiatives
- Joined United Nations' Global Goals Initiative " UN Business Avengers" -- taking the lead on Sustainable Development Goal 12: *Responsible Consumption and Production*
- LEED certified headquarters in Tinton Falls, NJ
- Best Places to Work awards in New Jersey and India
- Culture of volunteerism, donations and engagement with local communities

Inaugural ESG report in time for the current proxy season

Supporting stakeholders amidst COVID-19 pandemic

Employees

- Implemented responsible health safety actions
  - Worldwide work from home policy prior to government shutdowns
  - Global and Regional Virtual Town Halls
- Established new health and wellness education resources
  - "Life Ready" employee weekly wellness webinars
  - COVID-19 Resource Sites & FAQs
- Enhanced benefits plan with COVID-19 specific provisions
- To avoid a workforce reduction, instituted
  - 3 month / 20% salary reduction for executive leadership team
  - 3 month / 10% salary reduction for all employees
  - 3 month / 20% fee reduction for all directors

Customers and partners

- Introduced Commvault Cares
  - Provides Metallic offering of endpoint protection, free of charge or commitment, until September – in conjunction with Microsoft (free Azure backup)
- No disruption to customer support

Thank you.

For additional information or questions, please contact:

Michael John Melnyk, CFA , Director, Investor Relations
mmelnyk@commvault.com | Phone 1 .732.870.4581 | Mobile 1 .732.865.0458

Appendix

Non-GAAP free cash flow reconciliation

$ in thousands

	2015	2016	2017	2018	2019	2020	Cumulative
Non-GAAP free cash flow reconciliation:							
Net cash provided by operating activities	123,847	84,413	100,039	84,169	110,180	88,464	591,112
Purchase of property and equipment	(5,784)	(6,280)	(6,424)	(7,047)	(6,560)	(3,203)	(35,298)
Purchase for corporate campus headquarters	-	-	-	-	1,855	-	1,855
Non-GAAP free cash flow	**$ 118,063**	**$ 78,133**	**$ 93,615**	**$ 77,122**	**$ 105,475**	**$ 85,261**	**$ 557,669**